                                                                    Exhibit 10.9

CHAILEASE FINANCE CO., LTD.
8F, 362, Rueiguang Rd., Taipei, Taiwan, 114
TEL: (02) 87526388
FAX: (02)87526296

To: Kid Castle Internet Technology Corporation
Attn: Vice Chairman Mr. Chiu/ Vice manager Mr. Huang          Date: 2004/08/40
From : Lin, Chung De of Chailease Finance Co., Ltd            Page: 1

                                 APPROVAL NOTICE

Approved financial amount: NT$ 20,000,000
Guarantee: 20% deposit and 20% checks as second security
Maturity Period: 24 months
Payment amount: 20,000,000 + 1,000,000 (5% sales tax)= 21,000,000
Payment date: August 31, 2004
Detail of the checks:

                    As stated in the quotation

Note: Payee of the check shall be Chailease Finance Co., Ltd. Endorsement of the check shall be allowed.

To be provided

1.    Invoice to : Chailease Finance Co., Ltd.
      Business Uniform No.: 05072925; Items: Books, stationary and etc.
      Amount: $20,000,000 ; Tax Amount: $1,000,000; Total $21,000,000
      Issuance Date August 31, 2004

2.    Company seals of Kid Castle and copy of Business License

3.    Private chop of Vice Chairman Mr. Chiu for guaranty

4. Checks of repayment (details as stated in the quotation. No endorsement forbiddance.

5.    Repayment Account.

Guaranty conditions:

1. Deposit of $4,000 shall be returned with interest after the repayment checks of the

      15th and 24th installment has been cashed.

2. Installment of notes receivable shall be secured by the checks in 20% of the amount and shall be delivered before the beginning of the ease not less than 4,416 thousand dollars to Chailease Finance Co., Ltd.
      Limitation: A. No reimbursement. B. No endorsement forbiddance. C. Transaction certificate attached to each check which is more than 200 thousand (accumulation included) in face value. D. Due date before August 31, 2006. Kid Castle shall endorse the checks.

                         AGREEMENT OF SALE AND PURCHASE

Contract No.: 92-K2988-G

This Agreement is made by and between Chailease Finance Co., Ltd. (herein after referred to as "Party A") and Kid Castle Internet Technology Corporation (hereinafter referred to as "Party B") for Party B's purchase from Party A of the objects described hereunder.

                     NAME                                             UNIT
----------------------------------------------------------        -------------
Kids Speak Main Class Serial - direct selling                     628 sets
Wonderland Main Class Serial - direct selling                     415 sets
Textbooks - Magic Land 5                                          8297
Electronics - digital Schoolbag - direct selling                  2526 sets
Textbooks - Way To Go (12)                                        1884
Magazine CD (Vol. 9) - 2000 July                                  12468 slices
Magazine Vol. 14 - 2000 December                                  5810
CD Interactive - Wonderland (yellow) paperback                    4225 slices
Kids Talk Story Books Serial - direct selling                     510 sets
Toys - Chi - Wa Magic Treasure Box (Box and magic tools)          3502
Diverse Knowledge Main Class Serial - direct selling              821 sets
Magazine Vol. 10 - 2000 August                                    16562
Magazine Vol. 12 - 2000 October                                   9283
Magazine Vol. 7 - 2000 April                                      11253
Magazine Vol. 10 - (supplement) - 2000 August                     16752
Supplement - Magic Land 1 (Revision)                              10472
Magazine Vol. 13 - 2000 November                                  25191
Winnie the Pooh Watch (Blue)                                      6058
Magazine Vol. 9 -                                                 15023
Magazine Vol. 13 - (supplement) - 2000 November                   25113
Textbook - Big Steps (6)                                          1797
Kids Talk Electronic Book + Cassette - direct selling             155 sets
CD Interactive - Wonderland (Blue) paperback                      5348 slices
Handbags - PVC zipper bags                                        36260
Magazine CD (Vol. 13) 2000 November                               18969 slices
Sound Speed Kid - Mobilization of Games                           12990 slices
Textbooks - Magic Land 7                                          9095
Magazine Vol. 8                                                   8423
Textbook - Way To Go (11)                                         1550
Magazine CD (Vol. 10) 2000 August                                 11137 slices

Both parties agree to abide by the terms and conditions set forth.

1.    The Amount of the Objects and Method of Payment:

      A.    The Amount of the Objects: NT$22,080,000.

      B.    The Down Payment: NT$0.

      C.    The Method of Payment to Party A: (exclusive of tax)

     PAY DATE                   AMOUNT (NT$)
------------------              ------------
September 30, 2004              NT$ 920,000
October 31, 2004                NT$ 920,000
November 30, 2004               NT$ 920,000
December 31, 2004               NT$ 920,000
January 31, 2005                NT$ 920,000
February 28, 2005               NT$ 920,000
March 31, 2005                  NT$ 920,000
April 30, 2005                  NT$ 920,000
May 31, 2005                    NT$ 920,000
June 30, 2005                   NT$ 920,000
July 31, 2005                   NT$ 920,000
August 31, 2005                 NT$ 920,000
September 30, 2005              NT$ 920,000
October 31, 2005                NT$ 920,000
November 30, 2005               NT$ 920,000
December 31, 2005               NT$ 920,000
January 31, 2006                NT$ 920,000
February 28, 2006               NT$ 920,000
March 31, 2006                  NT$ 920,000
April 30, 2006                  NT$ 920,000
May 31, 2006                    NT$ 920,000
June 30, 2006                   NT$ 920,000
July 31, 2006                   NT$ 920,000
August 31, 2006                 NT$ 920,000

      D. Upon signing of the Agreement, Party B shall issue checks with the dates and the amounts respectively prescribed in the preceding installment table to Party A and Party A shall cash each check on its due date. Before the total repayments for the objects are paid off, Party A shall have the ownership of those objects.

2.    Goods Delivery and Check for Receiving:

After signing of the Agreement, Party B shall provide a Certificate(s) of Verification to Party A after receiving and verifying the objects. In the event the supplier shall be a third party, Party B shall directly receive the objects from the third party and provide a Certificate(s) of Verification to Party A after receiving and verifying the objects.

3.    Defaults:

Before all obligations are paid off, in the event Party B shall fail to pay in any installment prescribed in Article 1, all installments of the Agreement shall be deemed due. In the event the following conditions are incurred, Party B shall lose the right of paying in installments and Party A may request all repayments are paid off by Party B at once without sending any prior notice to Party B or performing legal procedures:

      A. Any dated check provided by Party B is dishonored for any reason, such as not sufficient funds, non-acceptance, or other reasons.

      B. It is obvious that Party B shall not perform the provisions of this Agreement on schedule owing to a growing concern of insolvency on the part of Party B.

      C. Party B randomly disposes of the objects without obtaining written approval from Party A.

      D. Party B is under compulsory executions, such as provisional detention, provisional, disposition and provisional execution; or under a declaration of bankruptcy, a conciliation application or a declaration of liquidation, owing to other obligations.

      E. The beginning of succession is owing to Party B's death, disappearance or other matters and any inheritor(s) of Party B shall declare limited succession or renounce right to inherit.

      F. Party B moves to another place without notifying Party A or refuses to change one or more joint guarantees pursuant to notice given by Party A.

      Party B shall be liable to pay a penalty for above defaults at an interest rate of 0.03% on a daily basis starting from the default date to the payoff date.

4.    Liability for Guarantee:

      A. The Joint Guarantor(s) of Party B shall ensure that Party B performs all provisions of this Agreement. In the event Party B makes any violation of this Agreement, the Joint Guarantor(s) shall be held jointly liable for the repayments and abandon all rights to counterplea that are prescribed in Section 24 of the Obligation Chapter of Civil Law of the R.O.C. and other relating regulations. Moreover, the joint guarantor shall abide by the following conditions:

            I. The liabilities on guarantees include all payments, check amounts, money that is advanced, service charges incurred at present and in the future owing to Party B for the deal, default penalties, interest, deferred interest, any expenses, compensation for any loss to Party A and encumbrances that are incurred from other subordinate principal obligations owing to non-performance of obligations by Party B.

            II. Party B may make some amendment to conditions of this Agreement should Party B deem it necessary, with Party A's approval during the term of this Agreement. Thereupon, Party B's Joint Guarantor(s) shall be unconditionally and continuously liable for the liabilities on guarantees regardless on whether the Joint Guarantor(s) receives a prior notice or not.

            III. Party A may renounce any real right of pledge provided by Party B and have right of acceptance and refusal should there be delay of repayment or replacement of security of Party B without any agreement form obtained from or any notice to Party B's Joint Guarantor. In such cases, the Joint Guarantor(s) shall not have any objections or claim on the decrease of the liabilities of the guarantees.

            IV. In the event that the Sale and Purchase Agreement or the related notes are incomplete in essential elements, or the claiming procedure is not complete, or there is defeat of right in the security, the party's Joint Guarantor(s) shall be deemed responsible for the liabilities incurred.

            V. In the event that the Joint Guarantor(s) intends ceasing the guarantee relationship, Party B shall find another Joint Guarantor(s) with Party A's approval and should complete all the formalities in replacing a Joint Guarantor(s). Only after Party A gives a written approval can the liabilities on guarantees be released under this Agreement. Any declaration that liabilities on guarantees are released without Party A's written approval, such as that published in the newspaper or written in a posted letter shall have no legal effect.

      B. Party A may deem Party B's Joint Guarantor(s) to be incompetent as a guarantor if there is a growing concern as to the Joint Guarantor(s)'s credibility or competence on guarantee. Should the above mentioned situation arise, Party A may request Party B to fund a new Joint Guarantor(s) for replacement. Party B shall have no rights to object to such replacement action.

5.    Others:

      A. An amendment to the Agreement may be made if deemed necessary by a party. Should there be amendment during the term of the Agreement, the amendment shall have the consent of both parties. In the event the conditions of this Agreement are amended without a prior notice being given to or a prior approval by the Joint Guarantor(s), the Joint Guarantor(s) shall be liable for joint and several liabilities and waive any legal defense thereunder. In addition, should Party A agree to Party B's delay payment of the obligations, the Joint Guarantor(s) shall be continuously liable for joint and several liabilities.

      B. In the event that Party B voluntarily renounced the right of paying installments, it shall make all remaining payments in one payment before the due date. Upon Party A's approval, the total amount of the payment may be reduced by the interest that would be due for all undue repayments within the installment periods in accordance with the basic lending rate announced by the Taiwan Bank on the date of the Agreement between the payoff date and the last installment period.

      C. Party B and Party B's Joint Guarantor(s) shall jointly issue checks for the total amount of NT$22,080,000 to Party A. In the event Party B shall be deemed to have violated this Agreement, Party A shall cash the checks for all obligations hereto.

      D. Upon signing of this Agreement, Party B shall pay to Party A a service charge of NT$600,000.

      E. The term of this Agreement shall be from August 31st, 2004 to August 31st, 2006.

6.    Court Jurisdiction:

The location wherein Party A is located shall be the place for the performance of obligations according to this Agreement. In case of any disputes arising from this Agreement, both Parties and the joint Guarantor agree that case shall be subjected to the jurisdiction of Taipei District Court for the first trial of such lawsuit.

7.    This Agreement shall be in duplicate, each Party shall hold an original

The Parties:

Party A:              Chailease Finance Co., Ltd.

Responsible Person:   /s/ Huang, Ming-Fu

Party B:              Kid Castle Internet Technologies Corporation

Responsible person:   /s/ Wang, Kuo- An

Address:              1st Floor, No. 148, Chien Kuo Road, Hsin-tien City, Taipei
                      County

Joint Guarantor:      /s/ Wang, Kuo-An

Date:                 August 27th, 2004

Joint Guarantor:      /s/ Chiu, Yu-En

Date:                 August 30th 2004

Date:                 August 27th, 2004

                                    AGREEMENT

This Agreement is entered into between Kid Castle Educational Corporation ("Party A") and Chailease Finance Co., Ltd. ("Party B").

Whereas Party A and Party B have reached an installment purchase agreement ("No. 93K2988-G Agreement"), and intended to guarantee the fulfillment of this Agreement, both parties agreed as follows:

1. In addition to the obligations in No. 93K2988-G Agreement, Party A agrees to furnish NT$4,000,000 to Party B as security for fulfillment of No. 93K2988-G Agreement (the "security").

2. Party A agrees that Party B may confiscate the security without objection if Party A violates any conditions consented to in No. 93K2988-G Agreement.

3. Party A shall not offset any installment of this Agreement by the security; violation of this article will constitute violation of this Agreement, and
Article 2 shall apply.

4. Party B agrees to return the security to Party A with interest calculated (by actual days) according to the schedule below after Party A settles all rental (payment) by installment:

                                                                  Return Amount of the
No. of Installment        Interest Date        Annual Rate               Security
------------------      -----------------      -----------        ---------------------
No.1 to No. 15          August 31, 2004           1.40%            ___% of the Security
                                                                   (or NT$2,000,000)

No. 16 to No. 24        November 30, 2005         1.40%            ___% of the Security
                                                                   (or NT$2,000,000)

                                                                   ___% of the Security
                                                                   (or NT$ ________)

                                                                   ___% of the Security
                                                                   (or NT$ ________)

                                                                   ___% of the Security
                                                                   (or NT$ ________)

                                                                   ___% of the Security
                                                                   (or NT$ ________)

5. Party A agrees that if it requests to settle the rental (payment) in advance, interest on the security will be calculated by 80% of the rate stated in Article 4.

6. Both parties agree that interest on the Party's security will be calculated only if (Party A's) obligations under the agreement are implemented.

7. This Agreement will be made in two original copies, and each party will keep one copy for proof. Both parties agree that legal actions arising from this Agreement shall be subject to the District Court of Taipei, Taiwan as the court of first instance.

Party A: Kid Castle Educational Corporation
Legal Representative: /s/ Wang, Kuo-An

Party B: Chailease Finance Co., Ltd.
Legal Representative: /s/ Huang, Ming-Fu

Date: August 27, 2004